UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. ___)

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Macy’s, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other than the Registrant)

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Your Vote Counts! MACY’S, INC. 151 WEST 34TH STREET NEW YORK, NY 10001 MACY’S, INC. 2021 Annual Meeting Vote by May 20, 2021 11:59 PM ET You invested in MACY’S, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 21, 2021. Get informed before you vote View the Annual Report, Form 10-K and Notice and Proxy Statement online OR you can receive a free paper copy of voting material(s) by requesting prior to May 7, 2021. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* May 21, 2021 11:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/M2021 *Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1 For complete information and to vote, visit www.ProxyVote.com Control # D39701-P51547-Z79335

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D39702-P51547-Z79335 1c. John A. Bryant 1a. Francis S. Blake 1d. Deirdre P. Connelly 1b. Torrence N. Boone 1e. Jeff Gennette 1f. Leslie D. Hale 1g. William H. Lenehan 1h. Sara Levinson 1i. Paul C. Varga 1j. Marna C. Whittington 2. Ratification of the appointment of KPMG LLP as Macy’s independent registered public accounting firm for the fiscal year ending January 29, 2022. For For For For For For For For For For For 4. Approval of the Macy’s, Inc. 2021 Equity and Incentive Compensation Plan. 3. Advisory vote to approve named executive officer compensation. NOTE: At their discretion, the proxies are authorized to vote upon such other business that may properly come before the meeting or any adjournment or adjournments thereof. For For 1. Election of 10 directors to the Macy’s Inc. Board of Directors named in, and for the term, described in the Proxy Statement